UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 3, 2022
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 3, 2022, Mr. Russ Lee, the Company’s Chief Banking officer, notified First Interstate BancSystem, Inc. (the “Company”) that he was intending to retire from the Company effective December 31, 2022. Mr. Lee has agreed to continue to serve as the Company’s Chief Banking Officer through November 28, 2022, and will continue to serve as an employee of the Company in a transitional role through the end of 2022.
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(c)    Effective November 28, 2022 (the “Effective Date”), Ms. Ashley Hayslip, age 39, has agreed to begin serving as the Company’s Chief Banking Officer. Prior to joining First Interstate, Ms. Hayslip worked at Umpqua Bank starting in 2016 in a variety of leadership roles, most recently as Executive Vice President, Community & Business Banking. Prior to her time at Umpqua, Ms. Hayslip also served in leadership positions at Bank of the West and Zions Bancorp, leading enterprise-wide initiatives with a focus on growth strategy.

On the Effective Date, Ms. Hayslip will be entitled to an annual base salary of $450,000, a sign-on cash bonus of $50,000, and a restricted stock grant covering that number of shares of Class A common stock equal in value as of such date to $200,000. The restricted stock will vest ratably in three equal annual installments over a period of three years beginning with the first year anniversary of the Effective Date. Ms. Hayslip will also be entitled to participate in the Company’s incentive bonus plans, with the amount of bonuses based upon achievement of Company-wide goals, and those additional benefits as are customarily offered to the Company’s other executive officers.

A copy of the press release announcing this appointment is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Interested persons are encouraged to read the press release because it contains other important information not summarized in this current report.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties, including statements regarding the intended transition of the Chief Banking Officer role and the expected timing thereof. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Factors that could cause actual results to differ from expectations are included under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in other periodic and other reports subsequently filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Press Release

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 3, 2022

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer